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                          SAFECO LIFE INSURANCE COMPANY
                    SAFECO Deferred Variable Annuity Account

                            Supplement to Prospectus
                       Supplement dated November 13, 2000
                         to Prospectus dated May 1, 1998

  This supplement replaces the prior supplement dated May 1, 2000 and updates the prospectus dated May 1, 1998.

     As a result of the substitution of certain SAFECO Resource Series Trust
           ("RST") portfolios for the Composite Deferred Series, Inc.
              portfolios, the portion of the contract Mortality and
                    Expense Risk Charge associated with your
           investment in those RST portfolios has been reduced. SAFECO
         Life has agreed to reduce such charges to the extent described in the Notice of Substitutions dated April 7, 2000 until
            January 1, 2003. The disclosure set forth below replaces the information under the sub-heading "Charges and Deductions" found on page 2 of the prospectus and in any prior supplements.

Variable Account Annual Expenses
(as a % of average Contract Value)
Mortality and Expense Risk Charge............1.20%*
Administrative Charge........................None
Total Variable Account Annual Expenses.......1.20% (before reduction)

*Reduction of Mortality and Expense Risk Charge:
                                    M&E Reduction    Net M&E
   RST Growth Opportunities           0.17%           1.03%
   RST Northwest Portfolio            0.23%           0.97%
   RST Bond Portfolio                 0.22%           0.98%

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
Fund Annual Expenses
(as a % of average account value)(4)

                                         Advisory         12b-1              Other             Total
                                           Fees            Fees            Expenses           Expenses

SAFECO Resource Series Trust (a)
RST Equity Portfolio                       0.74%           None              0.02%             0.76%
RST Growth Opportunities Portfolio         0.74%           None              0.04%             0.78%
RST Northwest Portfolio                    0.74%           None              0.10%             0.84%
RST Bond Portfolio                         0.74%           None              0.17%             0.91%
RST Small Company Value Portfolio          0.85%           None              0.10%             0.95%

Scudder Variable Life Investment Fund (a)
Scudder VLIF Capital Growth Portfolio     0.462%           0.25%             0.03%             0.74%
Scudder VLIF International Portfolio      0.852%           0.25%             0.18%             1.28%
Scudder VLIF Money Market Portfolio       0.370%           None              0.06%             0.43%

(a) In some cases the fund advisers or other parties agree to waive or reimburse all or a portion of the portfolio expenses. For the RST Small Company Value Portfolio where such an agreement exists, the expenses absent waiver or reimbursement would have been 1.22%. See the portfolio prospectuses for more detailed information. We have Fund Participation Agreements with each of the non-SAFECO fund managers that describe the administrative practices and responsibilities of the parties. To the extent it performs services for the Fund, SAFECO Life may receive an asset based administrative fee from the Fund's adviser or distributor.

The  above  portfolio   expenses  were  provided  by  the  Funds.  We  have  not
independently verified the accuracy of the information.

The purpose of this Table is to assist the Owner in understanding the various costs and expenses that an Owner will bear directly and indirectly. The Table reflects historical charges and expenses of each portfolio for the year ended December 31, 1999. Charges and expenses may be higher or lower in future years. Additional deductions may be made for taxes. For more information on the charges described in this Table, see "Charges and Deductions", pages 7 and 8, in the Prospectus and the portfolio Prospectuses.
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Changes to the portfolio  expenses affect the results of the expense  Examples in your Prospectus and any previous supplements. Although we have chosen not to update the Examples here, they still generally show how expenses and charges affect your Contract Value.



            The following information replaces section (a) under the sub-heading "Contract Maintenance Charge" in "Charges and
              Other Deductions" found on page 7 in the prospectus.

(a) If the Contract contains one or more Sub-Accounts of the Variable Account, the Contract Maintenance Charge will be deducted from all active Sub-Accounts in proportion to the value of the Sub-Account on the policy anniversary date.


           The disclosure set forth below is added to the information under the sub-heading
            "The Variable Account" found on page 5 in the prospectus.

We reserve the right to combine the Variable Account with one or more of our other separate accounts or to deregister the Variable Account under the 1940 Act if such registration is no longer required.


   All references to the address for SAFECO Life Insurance Company and WM Life
                    Insurance Company are hereby changed to:

SAFECO Life Insurance Company
5069 154th Place N.E.
Redmond, WA 98052